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                                                                    EXHIBIT 99-1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PanAmSat Corporation (the "Company") on Form 11-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
R. Wright, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the Statements of Net Assets Available for Benefits as of December 31, 2002 and 2001 and the Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 2002 and 2001 of the Plan.

         June 26, 2003                     /s/ Joseph R. Wright
                                           -------------------------------------
                                           Joseph R. Wright
                                           President and Chief Executive Officer